FOURTH AMENDMENT TO LICENSE AGREEMENT

THIS FOURTH AMENDMENT TO LICENSE AGREEMENT (this “Amendment”) is made and entered into as of October __, 2011 (“Amendment Effective Date”), by and between Cedars-Sinai Medical Center, a California nonprofit public benefit corporation (“CSMC”), and Arrogene Nanotechnology, Inc., a California corporation (“ANTI”), under the following circumstances:

A.

CSMC and ANTI entered into a License Agreement dated December 23, 2009 (the “Agreement”), as amended by the First Amendment to License Agreement dated December 8, 2010 (“First Amendment”), the Second Amendment to License Agreement dated June 30, 2011 (“Second Amendment”), and the Third Amendment to License Agreement dated August 31, 2011 (“Third Amendment”), whereby CSMC granted to ANTI a license in and to certain technology (as defined in the Agreement) pursuant to the terms and conditions of the Agreement.

B.

ANTI has requested and CSMC has agreed to modify certain terms set forth in the Agreement, including extending certain time periods.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.

Recitals; Defined Terms.  The parties hereby acknowledge and agree that the Recitals of this Amendment are true and accurate.  Terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

2.

Amendments to Agreement.

(a)

Licensee represents and warrants that in connection with the Going Public Transaction (as such term is defined in the Second Amendment), Licensee has received commitments from institutional investors for the purchase of at least $1,000,000 of Licensee’s securities, which satisfies the minimum offering requirements (“Minimum Offering”) set forth in Licensee’s Joint Confidential Private Placement Memorandum dated July 18, 2011, together with Supplement No. 1 thereto dated October 12, 2011.  CSMC acknowledges and agrees that the closing of the Minimum Offering will be acceptable for purposes of satisfying the condition precedent set forth in Section 2.7(a) and the Milestone set forth in Paragraph 1 of Schedule D, and CSMC agrees that such condition precedent shall have been satisfied in the event that the closing of the Minimum Offering occurs on or before October 31, 2011.

(b)

The following sentence is hereby added at the end of Section 6.2(a):

“Licensee agrees to provide CSMC with at least thirty (30) days’ prior written notice of the occurrence of any of the events listed in this subparagraph (a).”

3.

Other Provisions.  This Amendment is a revision to the Agreement only, it is not a novation thereof.  Except as otherwise provided herein, the terms and conditions of the

Agreement shall remain in full force and effect.  Upon the Amendment Effective Date, each reference in the Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

4.

Reaffirmation of Representations and Warranties.  ANTI reaffirms each of its representations and warranties set forth in the Agreement as if such representations and warranties were set forth in full in this Amendment.  ANTI also acknowledges to CSMC that, as of the date of this Amendment, it is not in default under the Agreement, nor has it breached any of the provisions of the Agreement.  ANTI affirms to CSMC that, as of the date of this Amendment, it does not have any defenses, offsets or counterclaims against CSMC with respect to the Agreement.

5.

Further Assurances.  Each of the parties hereto shall execute such further documents and instruments, and do all such further acts, as may be necessary or required in order to effectuate the intent and accomplish the purposes of this Amendment.

6.

Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to License Agreement as of the day and year first above written.

ARROGEN NANO TECHNOLOG , INC.

      By  /s/ Maurizio Vecchione

Maurizio Vecchione CEO

 CEDARS-SINAI MEDICAL CENTER

By:  Edward M. Prunchunas

Edward M. Prunchunas

Senior Vice President & CFO

By:  /s/ Richard S. Katzman

Vice President for Academic Affairs

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